                                                                   EXHIBIT 10.48


                          UNITED INDUSTRIES CORPORATION
                           DEFERRED COMPENSATION PLAN
                            FOR MANAGEMENT EMPLOYEES

                             (Effective May 1, 2002)

                          UNITED INDUSTRIES CORPORATION
                           DEFERRED COMPENSATION PLAN
                            FOR MANAGEMENT EMPLOYEES

                                    ARTICLE I
                                  INTRODUCTION

     1.1 NAME. The name of this plan shall be the "United Industries Corporation Deferred Compensation Plan for Management Employees." Unless otherwise expressly provided herein, the capitalized terms used in this Plan shall have the meanings set forth in ARTICLE II.
     1.2 PURPOSE. The Company established the United Industries Corporation Deferred Compensation Plan effective January 20, 1999 (the "1999 Deferred Compensation Plan") in connection with the recapitalization of the Company at that time. The Company now wishes to adopt this Plan to provide a method of providing additional equity incentive-based deferred compensation to select management executives.
     This Plan shall constitute an unfunded nonqualified deferred compensation arrangement established for the purpose of providing equity incentive based deferred compensation to a select group of management and highly compensated employees. The Plan is intended to be exempt from Parts 2 and 3 of Title I of ERISA.
     1.3 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee. The duties and authority of the Committee under the Plan shall include (i) the interpretation of the provisions of the Plan, (ii) the adoption of any rules and regulations which may become necessary or advisable in the operation of the Plan, (iii) the making of such determinations as may be permitted or required pursuant to the Plan, and (iv) the taking of such other actions as may be required for the proper administration of the Plan in accordance with its terns. Any decision of the Committee with respect to any matter within the authority of the Committee shall be final, binding and conclusive upon the Company and each Participant, former Participant, designated beneficiary, and each person claiming under or through any Participant or designated beneficiary; and no additional authorization or ratification by the Board of Directors or stockholders of the Company shall be required, Any action taken by the Committee with respect to any one or more Participants shall not be binding on the Committee as to any action to be taken with respect to any other Participant. A member of the Committee may be a Participant, but no member of the Committee may participate in any decision directly affecting his rights or the computation of his benefits under the Plan. Each determination required or permitted under the Plan shall be made by the Committee in the sole and absolute discretion of the Committee.

                                   ARTICLE II
                                   DEFINITIONS

     2.1 "ACCOUNT" means a bookkeeping account maintained by the Company for a Participant under the Plan.
     2.2 "ACCOUNT BALANCE" means the value, as of a specified date, of any of the Accounts of a Participant.
     2.3 "AFFILIATE" of any Person means any other Person, directly or indirectly controlling, controlled by or under common control with such Person.
     2.4 "CAUSE" for termination by the Company of a Participant's employment shall have the meaning set forth in the Management Agreement between such Participant and the Company, if any, and if there is no such Management Agreement in effect at the relevant time, Cause mean shall have the meaning set forth in the Employment Letter Agreement between such Participant and the Company, if any, and if there is no such Management Agreement and no such Employment Letter Agreement in effect at the relevant time, Cause shall mean (a) a conviction of or a plea of guilty or NOLO CONTENDERE by the Participant to (i) any felony or misdemeanor related to the performance of his duties under this Agreement, or (ii) any felony unrelated to the Employee's duties under this Agreement, or (b) the commission by the Participant of any act of fraud, misappropriation, embezzlement, theft, dishonesty, breach of fiduciary duty involving personal profit, or the knowing violation of any governmental law, rule or regulation (other than traffic violations or similar minor offenses), when such act or violation occurs in connection with the business or operation of the Company.
     2.5  "CODE" means the Internal Revenue Code of 1986, as amended.
     2.6 "COMMITTEE" means either the persons who have been designated by the Board of Directors of the Company to administer the United Industries Corporation Deferred Compensation Plan effective January 20, 1999, or the Compensation Committee of the Board of Directors of the Company, or both.
     2.7 "COMPANY" means United industries Corporation, a Delaware corporation, or its successors or assigns under the Plan.
     2.8 "DEFERRAL CONTRIBUTIONS" means the contributions made on behalf of a Participant pursuant to SECTION 4.1 of this Plan.
     2.9  "DEFERRAL CONTRIBUTION ACCOUNT" has the meaning set forth in
SECTION 4.2 of the Plan.
     2.10 "FAIR MARKET VALUE" of each share of any class or type of common stock of the Company means the fair value of such shares or such class or type of stock determined in good faith by the Board of Directors of the Company, based on the assumption of an arm's-length transaction between a willing buyer and a willing seller, taking into account all reasonable and customary factors relevant to value including, without limitation, the fact that there may be no public market for the Company's securities, but not including any minority discount; provided that, until the first anniversary hereof, the Fair Market Value of each share of common stock of the Company shall not be less than the original amount used for purposes of determining the number of units of Permitted Investments credited to the Deferral Account of a Participant in accordance with Section 4.2.
     2.11 "MARKETABLE SECURITIES" means any securities which are, or will be immediately after distribution hereunder, (i) covered by an effective registration statement filed pursuant to the Securities Act of 1933, as amended from time to time, (ii) listed for trading on a national securities exchange and
(iii) otherwise freely tradable.
     2.12 "PARTICIPANT" means any eligible employee of the Company who is participating under the Plan pursuant to ARTICLE III.
     2.13 "PARTICIPANT SECURITIES" means, with respect to each Participant, the Permitted Investments in which a Participant's Account is deemed to be invested.
     2.14 "PERMITTED INVESTMENT" means an investment of 50% in Class A voting common stock of the Company ("CLASS A") or 50% in Class B nonvoting common stock of the Company ("CLASS B"), or both, including any cash or property received in exchange for, or with respect to the Class A or Class B, in connection with a merger of the Company, a sale of substantially all of the stock of the Company, or any similar transaction.
     2.15 "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.
     2.16 "PLAN" means this "United Industries Corporation Deferred Compensation Plan effective May 1, 2002," as amended from time to time.
     2.17 "PUBLIC OFFERING" means the sale in an underwritten public offering registered under the Securities Act of shares of any class of the Company's Common Stock.
     2.18 "PUBLIC SALE" means any sale pursuant to a Public Offering or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or marker maker.
     2.18 "SALE OF THE COMPANY" means (a) the acquisition by an independent third party of voting securities of (x) the Company or (y) the surviving entity in any reorganization, merger or consolidation (each an "ACQUISITION") involving the Company (any such entity referred to herein as the "CORPORATION") where such Acquisition causes such independent third party to own more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, other than acquisitions by the Thomas H. Lee Company or its affiliates, (b) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, (c) the acquisition by an independent third party of more than 50% of the Company's assets determined on a consolidated basis or (d) if individuals who constitute the Board of Directors of the Company on the date of the Company's initial Public

Offering of equity securities (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board thereafter, it being understood that any individual becoming a director subsequent to such date whose election, or nomination for election, is, at any time, approved by a vote of at least a majority of the directors comprising the Incumbent Board shall be considered a member of the Incumbent Board. For purposes of this paragraph, "independent third party" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 50% of the Company's voting common stock on a fully-diluted basis (a "50% OWNER"), who is not an affiliate of any such 50% Owner, who is not the spouse or descendant (by birth or adoption) of any such 50% Owner or a trust for the benefit of any such 50% Owner and/or such other Persons, and who his not Person who through contract or other arrangements (other than arrangements entered into in connection with the contemplated transactions) would be an affiliate immediately after the contemplated transaction.
     2.19 "STOCKHOLDERS" means the Persons holding the outstanding Common Stock or other equity interests of the Company at the time in question.
     2.20 "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

                                   ARTICLE III
                               PLAN PARTICIPATION

     3.1 ELIGIBILITY. Each management employee of the Company who entered into a Participation Agreement dated May 1, 2002 to defer a portion of his bonus, and any other management or highly compensated employee designated by the Board of Directors of the Company, or by the Committee, from time to time as eligible to participate, are eligible to participate in this Plan.
     3.2 PARTICIPATION. Each person eligible to participate in this Plan shall become a Participant hereunder by timely executing a deferral election form with the Committee in accordance with the requirements of ARTICLE IV.

                                   ARTICLE IV
                             DEFERRAL CONTRIBUTIONS

     4.1 DEFERRAL CONTRIBUTIONS. For each person who entered into a Participation Agreement as of May 1, 2002, the amount of the bonus for 2002 deferred pursuant to that Agreement shall be deferred pursuant to this Plan.
     Each other person who is eligible to participate in this Plan for 2002, and each person who is eligible to participate in this Plan for years after 2002, may elect to reduce the amount that such person would otherwise be entitled to be paid to the extent permitted by the Board of Directors of the Company, or by the Committee, from time to time, and to defer the receipt of such compensation to the time or times, and in the manner, provided by this Plan. Each Participant desiring to defer compensation hereunder shall file an election with the Committee in such form and at such time as the Committee may determine (a "Participation Agreement"). The completion of such a Participation Agreement shall evidence the Participant's authorization of the Company to reduce the amount payable to such Participant and shall thereafter be irrevocable.
     4.2 DEFERRAL CONTRIBUTION ACCOUNT. The Committee shall establish and maintain an account (the "DEFERRAL CONTRIBUTION ACCOUNT") with respect to each Participant who has elected to make a Deferral Contribution under this ARTICLE
IV. The Participant's Deferral Contribution Account shall be a bookkeeping account maintained by the Company and shall reflect the amount the Participant has elected to defer under the Plan. The Participant's Deferral Account shall also reflect the number of units or shares of Permitted Investments to which the Participant is entitled under this Plan with respect to such deferred amount. The amount of any deemed investment earnings and losses on the amounts reflected in a Participant's Deferral Contribution Account shall be credited or charged to his Deferral Contribution Account in accordance with ARTICLE V.
     For the year 2002, the Committee shall credit to the Deferral Contribution Account of each person who entered into a Participation Agreement as of May 1, 2002, the amount of the bonus deferred pursuant to that Agreement. The number of units or shares of Permitted Investments to which the Participant is entitled under this Plan with respect to such deferred amount, shall be determined and reflected in terms of common shares of United Industries Corporation (in an equal number of Common A shares and Common B shares) at a value of $5.00 per share.

                                    ARTICLE V
                          EARNINGS ON ACCOUNT BALANCES

     5.1  INVESTMENTS.
          (a) PERMITTED INVESTMENTS. Except as provided in SECTION 5.1(b), all of a Participant's Deferral Contribution Account shall be deemed to be invested in the Permitted Investments. Such amounts shall be deemed to be invested as of the time the Participant enters into a Participation Agreement pursuant to
SECTION 4.1. The Committee shall notify each Participant in writing of the number of units or shares of

Permitted Investments to which the Participant is entitled under this Plan with respect to each amount deferred under this Plan (which notice may be incorporated in the Participation Agreement).
          (b) RECEIPTS. Each Account shall be deemed to receive all interest, dividends, earnings and other payments of cash or property which would have been received with respect to or in exchange for a Permitted Investment deemed to be held in such Account if such Account was actually invested in such Permitted Investment (including with respect to a Sale of the Company) to the extent that such amounts are not previously included in the definition of Permitted Investment. Any such payments of cash or of property consisting of Marketable Securities shall be paid (in the case of property consisting of Marketable Securities, at the option of the Company, in kind or in cash in an amount equal to the Fair Market Value of such Marketable Securities) to the Participant to whose Account it is attributable not more than ten days after the date it would have been received with respect to the Permitted Investment.
          (c) ACTUAL INVESTMENT NOT REQUIRED. The Company need not actually make any Permitted Investment. If the Company should from time to time make any investment similar to a Permitted Investment, such investment shall be solely for the Company's own account and the Participant shall have no right, title or interest therein. Accordingly, each Participant is solely an unsecured creditor of the Company with respect to any amount distributable to him under the Plan.
     5.2 CREDITING OF DEFERRALS. The Company shall credit all Deferral Contributions to a Participant's Deferral Contribution Account as of the date such Deferral Contribution is made.

                                   ARTICLE VI
                             ESTABLISHMENT OF TRUST
     6.1 ESTABLISHMENT OF TRUST. The Company shall establish a grantor trust (as described in Section 671 of the Code) for the purpose of accumulating assets to provide for the obligations hereunder (the "TRUST"). The assets and income of the Trust shall be subject to the claims of the general creditors of the Company. The establishment of the Trust shall not affect the Company's liability to pay benefits hereunder except that any such liability shall be offset by any payments actually made to a Participant under the Trust. The Company shall cause an amount in cash equal to each Participant's Deferral Contributions (determined pursuant to SECTION 4.1) to be contributed to the Trust, and the Trust shall use such cash to purchase Permitted Investments from the Company. Alternately, the Company may contribute such Permitted Investments directly to the Trust. Any additional amount to be contributed to the Trust shall be determined by the Company and the investment of such assets shall be made in accordance with the trust document.
     By adoption of this Plan, the Board of Directors authorizes and directs the issuance to the Trust of the number of Common A shares and Common B shares of United Industries Corporation equal to the number of such shares reflected in the units credited to the Deferral Contribution Accounts in accordance with
Section 4.2 with respect to Participation Agreements entered into as of May 1, 2002.
     6.2 STATUS OF TRUST. Participants shall have no direct or secured claim in any asset of the Trust or in specific assets of the Company and will have the status of general unsecured creditors of the Company for any amounts due under this Plan. The assets and income of the Trust will be subject to the claims of the Company's creditors.

                                   ARTICLE VII
                        DISTRIBUTION OF ACCOUNT BALANCES
     7.1 VESTING. A Participant's benefit under his Deferral Contribution Account shall be 100% vested and nonforfeitable and shall be distributable to the Participant or, in the event of the Participant's death, to his beneficiary, as provided in SECTION 7.2 below.
     7.2 TIMING OF DISTRIBUTIONS. Any Participant who is a member of the Committee shall have no right to participate in any decision regarding the effect of, or amend the provisions in, this SECTION 7.2. The amount and time of a distribution shall be accelerated and changed only as described below.
          (a) DISTRIBUTION FOLLOWING DECEMBER 31, 2009. Each Participant's Account shall be distributed as soon as administratively practicable following December 31, 2009. Any amount distributed to such Participant pursuant to this SECTION 7.2(a) shall be paid, at the option of the Company, in the form of (i) cash in an amount equal to the Fair Market Value of the Permitted Investments deemed to be held in the portion of such Participant's Account being distributed, (ii) Permitted Investments deemed to be held in the portion of such Participant's Account being distributed, or (iii) a combination of (i) and (ii) above, PROVIDED that, if the Permitted Investments deemed to be held in the portion of such Participant's Account being distributed do not consist of Marketable Securities, the distribution shall be made in the form of cash to the extent necessary, in the reasonable determination of the Committee, to allow such Participant to pay applicable income taxes imposed on the amount being distributed (including, without limitation, any penalties or interest assessed against such Participant with respect to his Account). Any capital stock of the Company will be distributed pursuant to this SECTION 7.2(a) only if the Participant executes a Shareholders Agreement substantially in the form of the United Industries Corporation Stockholders Agreement For Management Employees attached hereto (the "Stockholders Agreement"), and shall be subject to repurchase by the Company pursuant to the Stockholders Agreement.
          (b) DISTRIBUTION IF MARKETABLE. If at any time any Permitted Investments deemed to be held in a Participant's Account consist of cash or Marketable Securities, such Marketable Securities or, at the option of the Company, cash in an amount equal to the Fair Market Value of such Marketable Securities, shall be distributed to such Participant as soon as administratively possible.
          (c) OPTIONAL DISTRIBUTION FOLLOWING TERMINATION. In the event any Participant ceases to be employed by the Company or its Subsidiaries for any reason (including, without limitation, the death of the Participant) (the "TERMINATION"), the Company may, but shall not be required to, distribute to such Participant all or a portion of the balance of such Participant's Account as of the date of the applicable Company Distribution Notice, as defined in
SECTION 7.2(d) or at any time thereafter. Any amount distributed to such Participant pursuant to this SECTION 7.2(c) shall be paid, at the option of the Company, in the form of (i) cash in an amount equal to the Fair Market Value of the Permitted Investments deemed to be held in the portion of such Participant's Account being distributed, (ii) Permitted Investments deemed to be held in the portion of such Participant's Account being distributed, or (iii) a combination of (i) and (ii) above, PROVIDED that, if the Permitted Investments deemed to be held in the portion of such Participant's Account being distributed do not consist of Marketable Securities, the distribution shall be made in the form of cash to the extent necessary, in the reasonable determination of the Committee, to allow such Participant to pay applicable income taxes imposed on the amount being distributed (including, without limitation, any penalties or interest assessed against such Participant with respect to his Account). Any capital stock of the Company distributed pursuant to this SECTION 7.2(c) shall be subject to repurchase by the Company pursuant to the Stockholders Agreement.
          (d) NOTICE OF DISTRIBUTION. The Company may elect to distribute all or a portion of a Participant's Account pursuant to SECTION 7.2(c) at any time after a Participant's Termination by delivering written notice (the "Company Distribution Notice") to the Participant. The Company Distribution Notice shall set forth the portion of such Participant's Account to be distributed, the portion of such distribution to be made in the form of cash, the Fair Market Value of the Permitted Investments deemed to be held in the portion of such Participant's Account being distributed and the time of such distribution. The distribution shall be made on the date designated by the Company in the Company Distribution Notice, which date shall not be more than 60 days nor less than 10 days after the delivery of such notice. Any distribution of cash shall be made by delivery of a check or wire transfer of funds.
     7.3 FORM OF DISTRIBUTION OF ACCOUNTS. Subject to SECTION 7.2, each Participant's benefit under this Plan shall be distributed in a lump sum payment in cash or in-kind, in the Committee's discretion (excluding from this decision any Committee members who are also Participants).
     7.4 INVOLUNTARY DISTRIBUTIONS. Notwithstanding the foregoing provisions of this ARTICLE VII, the Committee (excluding from this decision any Committee members who are also Participants) may on its own initiative authorize and instruct the Company to distribute to any Participant (or to a designated beneficiary in the event of the Participant's death) all or any portion of the Participant's Account Balances. Such payment must be specifically authorized in the event that the Committee determines in good faith that a Participant has or is reasonably likely to recognize income for federal income tax purposes with respect to amounts deferred under this Plan prior to the time such amounts otherwise would be paid to such Participant, or in the event the Internal Revenue Service formally notifies such Participant in writing of its position that such Participant has recognized income for federal income tax purposes with respect to such amounts. Any amount distributed to such Participant pursuant to this SECTION 7.4 shall be paid, at the option of the Company, in the form of (i) cash in an amount equal to the Fair Market Value of the Permitted Investments deemed to be held in such Participant's Account, (ii) Permitted Investments deemed to be held in such Participant's Account, or (iii) a combination of (i) and (ii) above, PROVIDED that, if the Permitted Investments deemed to be held in such Participant's Account do not consist of Marketable Securities, the distribution shall be made in the form of cash to the extent necessary and to the extent permissible under the restrictive covenants in the Company's debt documents, in the reasonable determination of the Committee, to allow such Participant to pay applicable income taxes imposed on the amount being distributed (including, without limitation, any penalties or interest assessed against such Participant with respect to his Account). Any capital stock of the Company distributed pursuant to this SECTION 7.4 shall be subject to repurchase by the Company pursuant to the Stockholders Agreement.
     7.5 DESIGNATION OF BENEFICIARIES. Each Participant may name any person (who may be named concurrently, contingently or successively) to whom the Participant's Account Balance under the Plan is to be paid if the Participant dies before such Account Balance is fully distributed. Each such beneficiary designation will revoke all prior designations by the Participant, shall not require the consent of any previously named beneficiary, shall be in a form prescribed by the Committee and will be effective only when filed with the Committee during the Participant's lifetime. If a Participant fails to designate a beneficiary before his death, as provided above, or if the beneficiary designated by a Participant dies before the date of the Participant's death or before complete payment of the Participant's Account Balance, the Committee, in its discretion, may pay the Participant's Account Balance to either (i) one or more of the Participant's relatives by blood, adoption or marriage and in such proportions as the Committee determines, or (ii) the legal representative or representatives of the estate of the last to die of the Participant and his designated beneficiary.

                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION
     8.1 AMENDMENT. The Company, in its discretion, shall have the right to amend the Plan from time to time, except that no such amendment shall, without the consent of the Participant to whom deferred compensation has been credited to any Account under this Plan, adversely affect the right of the Participant (or his beneficiary) to receive payments of such deferred compensation under the terms of this Plan, including, but not limited to, the timing and amount of such payments.
     8.2 PLAN TERMINATION. The Company may, in its discretion, terminate the Plan at any time, however, no termination of this Plan shall alter the right of a Participant (or his beneficiary) to payments of deferred compensation previously credited to such Participant's Accounts under the Plan, including, but not limited to, the timing and amount of such payments.

                                   ARTICLE IX
                               GENERAL PROVISIONS
     9.1 NON-ALIENATION OF BENEFITS. A Participant's rights to the amounts credited to his Accounts under the Plan shall not be grantable, transferable, pledgeable or otherwise assignable, in whole or in part, by the voluntary or involuntary acts of any person, or by operation of law, and shall not be liable or taken for any obligation of such person. Any such attempted grant, transfer, pledge or assignment shall be null and void and without any legal effect.
     9.2 WITHHOLDING FOR TAXES. Notwithstanding anything contained in this Plan to the contrary, the Company shall withhold from any distribution made under the Plan such amount or amounts as may be required for purposes of complying with the tax withholding provisions of the Code or any State income tax act for purposes of paying any estate, inheritance or other tax attributable to any amounts distributable or creditable under the Plan.

     9.3 IMMUNITY OF COMMITTEE MEMBERS. The members of the Committee may rely upon any information, report or opinion supplied to them by any officer of the Company or any legal counsel, independent public accountant or actuary, and shall be fully protected in relying upon any such information, report or opinion. No member of the Committee shall have any liability to the Company or any Participant, former Participant, designated beneficiary, person claiming under or through any Participant or designated beneficiary or other person interested or concerned in connection with any decision made by such member of the Committee pursuant to the Plan which was based upon any such information, report or opinion if such member of the Committee relied thereon in good faith.
     9.4 PLAN NOT TO AFFECT EMPLOYMENT RELATIONSHIP. Neither the adoption of the Plan nor its operation shall in any way affect the right and power of the Company to dismiss or otherwise terminate the employment or change the terms of the employment or amount of compensation of any Participant at any time for any reason or without cause. By deferring compensation under this Plan, each Participant, former Participant, designated beneficiary and each person claiming under or through such person, shall be conclusively bound by any action or decision taken or made under the Plan by the Committee.
     9.5 ASSUMPTION OF COMPANY LIABILITY. The obligations of the Company under the plan may be assumed by any Affiliate of the Company, in which case such Affiliate shall be obligated to satisfy all of the Company's obligations under the Plan and the Company shall be released from any continuing obligation under the Plan. At the Company's request, a Participant or designated beneficiary shall sign such documents as the Company may require in order to effectuate the purposes of this SECTION 9.5.
     9.6 NOTICES. Any notice required to be given by the Company or the Committee hereunder shall be in writing and shall be delivered in person, by reputable overnight courier with charges prepaid or by registered mail, return receipt requested. Any notice given by courier or registered mail shall be deemed to have been given upon the date of delivery, correctly addressed to the last known address of the person to whom such notice is to be given.
     9.7 GENDER AND NUMBER; HEADINGS. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply; and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of sections and subsections of the Plan are inserted for convenience of reference and are not part of the Plan and are not to be considered in the construction thereof.
     9.8 CONTROLLING-LAW. The Plan shall be construed in accordance with the laws of the State of Delaware, to the extent not preempted by any applicable federal law.
     9.9 SUCCESSORS. The Plan is binding on all persons entitled to benefits hereunder and their respective heirs and legal representatives, on the Committee and its successor and on the Company and its successor, whether by way of merger, consolidation, purchase or otherwise.
     9.10 SEVERABILITY. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be enforced as if the invalid provisions had never been set forth therein.
     9.11 ACTION BY COMPANY. Any action required or permitted by the Company under the Plan shall be by resolution of its Board of Directors or by a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee.
     9.12 REVIEW OF BENEFIT DETERMINATIONS. If a claim for benefits made by a Participant or his or her beneficiary is denied, the Committee shall within 90 days (or 180 days if special circumstances require an extension of time) after the claim is made furnish the person making the claim with a written notice specifying the reasons for the denial. Such notice shall also refer to the pertinent Plan provisions on which the denial is based, describe any additional material or information necessary for properly completing the claim and explain why such material or information is necessary, and explain the Plan's claim review procedures. If requested in writing, the Committee shall afford each claimant whose claim has been denied a full and fair review of the Committee's decision and, within 60 days (120 days if special circumstances require additional time) of the request for reconsideration of the denied claim, the Committee shall notify the claimant in writing of the Committee's final decision.

     IN WITNESS WHEREOF, the undersigned hereby certifies that the Company duly adopted this United Industries Corporation Deferred Compensation Plan effective as of May 1, 2002.

                                   By:
                                        ------------------------------

                                   Title:
                                        ------------------------------

                                   Date:
                                        ------------------------------